UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Certificate of Incorporation

On June 3, 2021, at the 2021 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2021 Annual Meeting, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation, or the Amendment, to increase the number of authorized shares of common stock from 2 billion to 4 billion. The Amendment, which was filed with the Secretary of State of the State of Delaware on June 4, 2021, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 3, 2021, at the 2021 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2021 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    Stockholders approved the election of each of our thirteen (13) directors to serve for a one-year term until our 2022 Annual Meeting of Stockholders. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	420,596,553
Number of shares Withheld	1,779,414
Number of shares Abstaining	2,941,599
Number of Broker Non-Votes	70,546,857

b. Tench Coxe
Number of shares For	410,255,042
Number of shares Withheld	9,706,472
Number of shares Abstaining	5,356,052
Number of Broker Non-Votes	70,546,857

c. John O. Dabiri
Number of shares For	421,550,236
Number of shares Withheld	1,091,854
Number of shares Abstaining	2,675,476
Number of Broker Non-Votes	70,546,857

d. Persis S. Drell
Number of shares For	420,006,508
Number of shares Withheld	1,878,898
Number of shares Abstaining	3,432,160
Number of Broker Non-Votes	70,546,857

e. Jen-Hsun Huang
Number of shares For	419,866,452
Number of shares Withheld	2,416,779
Number of shares Abstaining	3,034,335
Number of Broker Non-Votes	70,546,857

f. Dawn Hudson
Number of shares For	421,036,593
Number of shares Withheld	1,668,906
Number of shares Abstaining	2,612,067
Number of Broker Non-Votes	70,546,857

g. Harvey C. Jones
Number of shares For	394,798,323
Number of shares Withheld	24,482,410
Number of shares Abstaining	6,036,833
Number of Broker Non-Votes	70,546,857

h. Michael G. McCaffery
Number of shares For	421,031,980
Number of shares Withheld	1,606,723
Number of shares Abstaining	2,678,863
Number of Broker Non-Votes	70,546,857

i. Stephen C. Neal
Number of shares For	417,133,291
Number of shares Withheld	4,867,874
Number of shares Abstaining	3,316,401
Number of Broker Non-Votes	70,546,857

j. Mark L. Perry
Number of shares For	396,451,645
Number of shares Withheld	22,995,645
Number of shares Abstaining	5,870,276
Number of Broker Non-Votes	70,546,857

k. A. Brooke Seawell
Number of shares For	403,897,070
Number of shares Withheld	16,021,659
Number of shares Abstaining	5,398,837
Number of Broker Non-Votes	70,546,857

l. Aarti Shah
Number of shares For	421,918,802
Number of shares Withheld	752,205
Number of shares Abstaining	2,646,559
Number of Broker Non-Votes	70,546,857

m. Mark A. Stevens
Number of shares For	403,821,782
Number of shares Withheld	15,449,272
Number of shares Abstaining	6,046,512
Number of Broker Non-Votes	70,546,857

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our definitive proxy statement for the 2021 Annual Meeting filed with the Securities and Exchange Commission on April 23, 2021. The results of the voting were as follows:

Number of shares For	403,579,177
Number of shares Against	18,867,902
Number of shares Abstaining	2,870,487
Number of Broker Non-Votes	70,546,857

3.    Stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 30, 2022. The results of the voting were as follows:

Number of shares For	488,145,649
Number of shares Against	5,075,065
Number of shares Abstaining	2,643,709
Number of Broker Non-Votes	—

4.    Stockholders approved the Amendment. The results of the voting were as follows:

Number of shares For	473,734,960
Number of shares Against	19,186,243
Number of shares Abstaining	2,943,220
Number of Broker Non-Votes	—

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of NVIDIA Corporation.
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: June 4, 2021	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Deputy General Counsel and Assistant Secretary